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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 29, 2000


                               WEST COAST BANCORP


             (Exact name of registrant as specified in its charter)


                                     OREGON
                 (State or other jurisdiction of incorporation)


         0-10997                                     93-810577
        -----------                               -----------------
 (Commission File Number)                   IRS Employer Identification No.


                           5335 Meadows Rd, Suite 201
                              Lake Oswego, OR 97035
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (503) 684-0884

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ITEM 5.  OTHER EVENTS

        On March 29, 2000, West Coast Bancorp announced that it had settled a previously reported pending lawsuit.

        West Coast Bancorp is a Northwest community bank holding company, operating 42 offices in the western Oregon and Washington markets. West Coast Bancorp is the parent company of West Coast Bank and West Coast Trust.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS

        (a)    Financial Statements:  Not Applicable

        (b)    Pro forma Financial Information :  Not Applicable

        (c)    Exhibits.


               (99) Press Release dated March 29, 2000 issued by Bancorp
                    announcing the accrued loss.

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                                          SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  March 30, 2000


                                     WEST COAST BANCORP


                                    By:    /s/ Robert D. Sznewajs
                                       -----------------------------------------
                                           Robert D. Sznewajs
                                           President and Chief Executive Officer